UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	June 26, 2014

ENUMERAL BIOMEDICAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-185891	99-0376434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Krizikova 22 Prague 8, 18600 Czech Republic
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(702) 723-6890
CERULEAN GROUP, INC.
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

The issuance of the shares of common stock in connection the Reincorporation (as defined below) was exempt from registration under Section 4(a)(2) of the Securities Act of 1033, as amended, as a transaction not involving any public offering. None of the securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

Item 3.03.	Material Modification to Rights of Security Holders.

Effective as of July 10, 2014, Cerulean Group, Inc. (the “Company”) changed its state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion, dated June 26, 2014 (the “Plan of Conversion”). The Reincorporation was accomplished by the filing of (a) Articles of Conversion with the Secretary of State of the State of Nevada (the “Nevada Articles of Conversion”), (b) a Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Delaware Certificate of Incorporation”), and (c) a Certificate of Conversion with the Secretary of State of the State of Delaware (the “Delaware Certificate of Conversion”).

The Plan of Conversion was duly approved by majority written consent of the stockholders of the Company on June 26, 2014. The Plan of Conversion had previously been approved by the sole director of the Company as of the same date.

Pursuant to the Plan of Conversion, upon the effectiveness of the Reincorporation:

•	the Company’s name changed from “Cerulean Group, Inc.” to “Enumeral Biomedical Holdings, Inc.”;

•	the authorized capital stock of the Company increased from 75,000,000 shares of common stock, $0.001 par value per share, to 310,000,000 shares consisting of (a) 300,000,000 shares of common stock, $0.001 par value per share, and (b) 10,000,000 shares of “blank check” preferred stock, $0.001 par value per share;

•	the affairs of the Company ceased to be governed by the Nevada Revised Statutes (“NRS”), the Company’s existing Articles of Incorporation, and the Company’s existing Bylaws, and the affairs of the Company became subject to the General Corporation Law of the State of Delaware (“DGCL”), the Delaware Certificate of Incorporation, and new bylaws the Company adopted pursuant to the Plan of Conversion (the “Delaware Bylaws”); and

•	each outstanding share of the Nevada corporation’s common stock converted into one share of the Delaware corporation’s common stock; and

The Company is currently engaged in discussions with Enumeral Biomedical Corp., a Delaware corporation (“Enumeral”), regarding a possible business combination involving the two companies. Enumeral is discovering and developing novel antibody therapeutics that help the immune system attack diseased cells. At this stage, no definitive terms have been agreed to, and neither party is currently bound to proceed with any transaction. With the permission of Enumeral, the Company has changed its name to facilitate these discussions. If the parties determine not to proceed with a business combination, the Company will change its name back to Cerulean Group, Inc., or adopt another name.

It is expected that the Company’s new name will be declared effective by FINRA, for OTC Markets trading purposes, in mid to late July 2014. The name change will be accompanied by a new trading symbol, and the Company will announce that symbol once it is approved by FINRA. The Company’s common stock will temporarily remain listed for quotation on OTC Markets under the current symbol “CEUL” until the new symbol is assigned by FINRA.

Although the Delaware Certificate of Incorporation and the Delaware Bylaws contain many similar provisions to the Company’s prior Nevada Articles of Incorporation (the “Nevada Articles of Incorporation”) and Nevada bylaws (the “Nevada Bylaws”), they also include certain provisions that are different from the provisions contained in the Nevada Articles of Incorporation and Nevada Bylaws. The following discussion briefly summarizes the significant differences between the NRS, the Nevada Articles of Incorporation, and the Nevada Bylaws, and the DGCL, the Delaware Certificate of Incorporation, and the Delaware Bylaws. The foregoing does not purport to be a complete statement of the respective rights of holders of the Company common stock, and is qualified in its entirety by reference to the NRS and DGCL, respectively, and to the Nevada Articles of Incorporation and Nevada Bylaws, and the Delaware Certificate of Incorporation and Delaware Bylaws, respectively.

Comparison of Stockholder Rights

Authorized Capital Stock
The authorized capital stock of Cerulean Group, Inc. immediately prior to the Reincorporation consisted of 75,000,000 shares of common stock and no shares of preferred stock.	The authorized capital stock of Enumeral Biomedical Holdings, Inc. immediately following the Reincorporation consists of 300,000,000 shares of common stock and 10,000,000 shares of “blank check” preferred stock.

Amendment of Certificate/Articles of Incorporation and Bylaws
Section 78.390 of the NRS provides that an amendment of the articles of incorporation requires the affirmative vote of the majority of the outstanding stock entitled to vote.	Section 242 of the DGCL provides that an amendment of the certificate of incorporation requires the affirmative vote of the majority of the outstanding stock entitled to vote.
Number of Directors
The Nevada Bylaws provided that the number of directors of the Company would be between one and five, as the directors by resolution determined from time to time. The number of directors of the Company immediately prior the Reincorporation was one.	The Delaware Bylaws provide that, except as otherwise required by the Certificate of Incorporation, the number of directors which shall constitute the whole board of directors shall be fixed from time to time by resolution of the Board of Directors, but shall not be less than one. The current number of directors of the Company is one.

Election of Directors, Vacancies

The Nevada Bylaws provided that each of the directors of the Company would hold office until the next annual meeting of shareholders and until their successor was elected and qualified.

A vacancy in the Board of Directors would be deemed to exist in the case of death, resignation, or removal of any director, or if the authorized number of directors was increased, or if the shareholders failed, at any meeting of the shareholders, at which any director was to be elected, to elect the full authorized number of directors to be elected at that meeting.

The Delaware Bylaws provide that a nominee for director shall be elected to the Board of Directors by a plurality of the votes cast at the annual meeting of stockholders.

Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the remaining directors then in office, though less than a quorum, or by a sole remaining director, and the directors so elected shall hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal.

Removal of Directors
The Nevada Bylaws provided that directors could be removed, at any time, by a vote of the shareholders holding a majority of the shares outstanding and entitled to vote. No reduction of the authorized number of directors had the effect of removing any director prior to the expiration of such director’s term of office.	The Delaware Bylaws provide that a director may be removed, with or without cause, by the affirmative vote of holders of shares of capital stock issued and outstanding entitled to vote at an election of directors representing at least a majority of the votes entitled to be cast thereon

Notice of Stockholders Annual Meeting

The Nevada Bylaws provided that the annual meeting of the shareholders of the Company would be held on the second Tuesday of February of each year at such place within or without the State of Nevada as was set forth in compliance with the Nevada Bylaws. If such day was a legal holiday, the meeting was to be held the next business day. The Secretary was required to give a written notice stating the place, day, and hour of the meeting, and deliver such notice not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail to each shareholder of record entitled to vote at such meeting.

The Delaware Bylaws provide that annual meetings of the stockholders shall be held on such date, at such time and at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Notice of the annual meeting stating the place (if any), date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given as permitted by law to each stockholder entitled to vote at the annual meeting not less than ten (10) nor more than sixty (60) days before the date of the annual meetings.

Special Meetings of Stockholders
The Nevada Bylaws allowed special meetings of shareholders, other than those regulated by statute, to be called by the President upon written request of the holders of 50% or more of the outstanding shares entitled to vote at such special meeting. Written notice of such meeting stating the place, the date and hour of the meeting, the purpose or purposes for which it is called, and the name of the person by whom or at whose direction the meeting is called was required to be given. The notice was required to be given not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail to each shareholder of record entitled to vote at such meeting.	The Delaware Bylaws provide that special meetings of the stockholders may be called only by the Chairman of the Board, if any, the Chief Executive Officer, if any, the President or the Secretary. Notice of a special meeting stating the place, date and hour of the meeting and the purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. Only such business as is specified in the notice of special meeting shall come before such meeting.

Special Meetings of the Board of Directors
The Nevada Bylaws provided that special meetings of the Board of Directors may be called by order of the Chairman of the Board or the President. The Secretary was required to give notice of the time, place and purpose or purposes of each special meeting by mailing the same at least two days before the meeting or by telephone, telegraphing or telecopying the same at least one day before the meeting to each Director. Meeting of the Board of Directors may be held by telephone conference call.	The Delaware Bylaws provide that special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, the President(s) or any director. Notice thereof stating the place, date and hour of the meeting shall be given to each director either (i) by mail or courier not less than forty-eight (48) hours before the date of the meeting or (ii) by telephone, telegram or facsimile or electronic transmission, not less than twenty-four (24) hours before the time of the meeting or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances (provided that notice of any meeting need not be given to any director who shall either submit, before or after such meeting, a waiver of notice or attend the meeting without protesting, at the beginning thereof, the lack of notice).

Limitations on Director Liability

Pursuant to Section 78.138 of the NRS, a director is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director, except:

•     for an act or a failure to act that constitutes a breach of the director’s fiduciary duties as a director and the breach of those duties involved intentional misconduct, fraud or a knowing violation of law;

•     or as otherwise provided in Sections 35.230, 90.660, 91.250, 452.200, 452.270, 668.045 and 694A.030 of the NRS.

The Delaware Certificate of Incorporation provides that no director shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability which would otherwise exist under applicable law:

•     for any breach of the director’s duty of loyalty to the Company or its stockholders;

•     for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•     under Section 174 of the DGCL; and

•     for any transaction from which the director derived an improper personal benefit.

Indemnification

The Nevada Bylaws provided that no officer or director would be held personally liable for any obligations of the Company or for any duties or obligations arising out of any acts or conduct of said officer or director performed for or on behalf of the Company.

Under the provisions of the NRS, each person, and their heirs and administrators, who served at any time as a director or officer of the Corporation may be indemnified from and against any and all claims, judgments and liabilities to which such persons may have become subject by reason of their having been a director or officer of a Nevada corporation, or by reason of any action alleged to have taken or omitted to have been taken by him. Such director or officer shall be indemnified and held harmless by a Nevada corporation, and shall be reimbursed by a Nevada corporation for all legal and other expenses reasonably incurred by him in connection with any such claim or liability; provided, however, that no such persons shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of his (or her) own negligence or willful misconduct.

The Delaware Bylaws provides for indemnification by the Company of every person who is serving at the request of the Company as a director, officer, member, manager, partner, trustee, fiduciary, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise at the request of the Company, unless prohibited by law, against reasonable expense and any liability paid or incurred by him or her in connection with or resulting from any threatened or actual claim, action, suit or proceeding (whether brought by or in the right of the Company or such other corporation or otherwise), civil, criminal, administrative or investigative, in which he or she may be involved, as a party or otherwise, by reason of that person serving at the request of the Company as a director, officer, member, manager, partner, trustee, fiduciary, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise other corporation.

Anti-Takeover Provisions
Section 78.411 et seq. of the NRS generally provides that a Nevada corporation which has not “opted out” of coverage by this section in the prescribed manner may not engage in any “combination” with an “interested stockholder” for a period of two years following the date that the stockholder became an “interested stockholder” unless prior to that time the Board of Directors of the corporation approved either the “combination” or the transaction which resulted in the stockholder becoming an “interested stockholder.”

Section 203 of the DGCL generally provides that a Delaware corporation which has not “opted out” of coverage by this section in the prescribed manner may not engage in any “business combination” with an “interested stockholder” for a period of three years following the date that the stockholder became an “interested stockholder” unless:

•     prior to that time the Board of Directors of the corporation approved either the “business combination” or the transaction which resulted in the stockholder becoming an “interested stockholder;”

After expiration of the two-year period, a Nevada corporation may engage in a “combination” with an “interested stockholder” only if:

•     it is permitted by the articles of incorporation and certain voting requirements specified in Section 78.439 of the NRS are met; or

•     the “combination” meets certain fair price criteria specified in Sections 78.441 to 78.444 of the NRS.

The above provisions do not apply to any “combination” of a Nevada corporation:

•     which does not, as of the date that a person first becomes an “interested stockholder,” have a class of voting shares registered with the SEC under Section 12 of the Securities Exchange Act of 1934, unless the articles of incorporation provide otherwise; or

•     whose articles of incorporation were amended to provide that the corporation is subject to the above provisions and which did not have a class of voting shares registered with the SEC under Section 12 of the Securities Exchange Act of 1934 on the effective date of such amendment, if the “combination” is with an “interested stockholder” whose date of acquiring shares is before the effective date of such amendment.

An “interested stockholder” generally means any person that:

•     is the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the corporation; or

•     is an affiliate or associate of the corporation and at any time within three years immediately before the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding shares of the corporation.

The term “combination” is broadly defined to include a variety of transactions, including mergers, consolidations, sales or other dispositions of 5% or more of a corporation’s assets and various other transactions which may benefit an “interested stockholder.”

•     upon consummation of the transaction which resulted in the stockholder becoming an “interested stockholder,” the “interested stockholder” owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the “interested stockholder”) those shares owned by persons who are directors and also officers and shares owned by employee stock ownership plans in which employee participants do not have the right to determine confidentially whether the shares held subject to the plan will be tendered in a tender offer or exchange offer; or

•     at or subsequent to that time, the “business combination” is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the “interested stockholder.”

The three-year prohibition on “business combinations” with an “interested stockholder” does not apply under certain circumstances, including “business combinations” with a corporation which does not have a class of voting stock that is:

•     listed on a national security exchange;

•     held of record by more than 2,000 stockholders,

unless in each case this result was directly or indirectly caused by the “interested stockholder” or from a transaction in which a person became an “interested stockholder.”

An “interested stockholder” generally means any person that:

•     is the owner of 15% or more of the outstanding voting stock of the corporation; or

There were no exemptions in the Articles of Incorporation of the Company prior to Reincorporation.

•     is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an “interested stockholder,” and the affiliates and associates of such a person.

The term “business combination” is broadly defined to include a wide variety of transactions, including mergers, consolidations, sales or other dispositions of 10% or more of a corporation’s assets and various other transactions which may benefit an “interested stockholder.”

The Delaware Certificate of incorporation does not exempt the Company from these restrictions

Appraisal or Dissenters’ Rights

Sections 92A.300 to 92A.500 of the NRS provide that stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares.

Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock are, among other things:

•     listed on a national securities exchange; or

•     traded in an organized market and held by at least 2,000 stockholders of record and have a market value of at least $20,000,000, exclusive of the value of such shares held by corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares, unless the stockholders receive in exchange for their shares anything other than cash, or shares of any class or any series of shares of any corporation, or any other proprietary interests of any other entity, that is, among other things, listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with market value of at least $20,000,000, exclusive of the value of such shares held by corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares at the time the corporate action becomes effective. Both stockholders of record and beneficial stockholders are entitled to dissenters’ rights.

Section 262 of the DGCL provides that stockholders have the right, in some circumstances, to dissent from certain corporate action and to instead demand payment of the fair value of their shares.

Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock, or depositary receipts in respect thereof, are either:

•     listed on a national securities exchange;

•     included in the national market system by the National Association of Securities Dealers, Inc.; or

•     held by more than 2,000 stockholders of record; unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

Only stockholders of record are entitled to dissenters’ rights.

The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation did not result in any change in headquarters, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation), accounting practices, or control of the Company.

The foregoing descriptions of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and the Delaware Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are filed as Exhibits 2.1, 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

On June 26, 2014, the Board of Directors of the Company approved a 4.62-for-1 forward stock split of the Company’s outstanding common stock, in the form of a dividend, with a record date of July 16, 2014 (the “Record Date”).  The stock split in the form of a dividend will entitle each holder of the Company’s common stock as of the Record Date to receive 3.62 additional shares of common stock for each one share owned, rounded up to the nearest whole share.  Additional shares issued as a result of the stock split will be distributed on the payment date, which is expected to be announced by FINRA, together with the ex-dividend date and due bill redeemable date, on or before July 21, 2014. Stockholders do not need to exchange existing stock certificates and will receive a new certificate reflecting the newly issued shares.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
2.1	Plan of Conversion, dated June 26, 2014
3.1	Articles of Conversion, as filed with the Nevada Secretary of State on July 10, 2014
3.2	Certificate of Conversion, as filed with the Delaware Secretary of State on July 10, 2014
3.3.	Certificate of Incorporation, as filed with the Delaware Secretary of State on July 10, 2014
3.4	Bylaws, effective July 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2014	ENUMERAL BIOMEDICAL HOLDINGS, INC.

	By:	/s/ Olesya Didenko
		Name:	Olesya Didenko
		Title:	President